Exhibit 99.1

Alto Ingredients, Inc. Reports Third Quarter 2024 Results

- Enters CO2 Transportation and Sequestration Agreement with Vault 44.01 -

Pekin, IL, November 6, 2024 – Alto Ingredients, Inc. (NASDAQ: ALTO), a leading producer and distributor of specialty alcohols, renewable fuels and essential ingredients, reported its financial results for the quarter ended September 30, 2024. In a separate press release, the company announced it entered into a CO2 Transportation and Sequestration Agreement (TSA) with Vault 44.01 to transport, inject and sequester carbon from the company’s Pekin campus into the Mt. Simon sandstone formation in Illinois.

Bryon McGregor, President and CEO of Alto Ingredients, said, “Our team is committed to delivering the highest quality products to our customers while improving profitability on a consistent basis. In Q3 2024, we increased the production capabilities and uptime at our Pekin campus, compared to the prior year quarter, reflecting the success of our scheduled repairs and maintenance outage in Q2. As a result, specialty alcohol sold increased by 4 million gallons compared to last year, positively shifting our sales mix. Consolidated gross profit for the quarter improved over 40% year-over-year to $6.0 million despite fluctuating market conditions.

“We are managing through the current market dynamics and positioning the company to leverage the opportunities presented by our unique facilities. In addition, consistent with our strategy to lower our carbon footprint, we entered into an agreement for the safe transportation and storage of our CO2 emissions from our Pekin campus. While we await EPA submission and approval, address financing and source equipment, the TSA marks a significant milestone on our path toward a more sustainable and prosperous future.”

Financial Results for the Three Months Ended September 30, 2024 Compared to 2023

●	Net sales were $251.8 million, compared to $318.1 million.

●	Cost of goods sold was $245.9 million, compared to $314.0 million.

●	Gross profit was $6.0 million, including $3.6 million in realized gains on derivatives, compared to a gross profit of $4.2 million, including $6.2 million in realized gains on derivatives.

●	Selling, general and administrative expenses were $7.5 million, compared to $8.5 million.

●	Gain on sale of certain idled assets was $0.8 million, compared to none in the prior year period.

•	Income from cash grant was $2.8 million in 2023, while none in 2024 as the USDA closed out the Biofuel Producer Program associated with the pandemic.

●	Net loss available to common stockholders was $2.8 million, or $0.04 per share, compared to $3.8 million, or $0.05 per share.

●	Adjusted EBITDA was positive $12.2 million, including $3.6 million in realized gains on derivatives, compared to positive $13.6 million, including $6.2 million dollars in realized gains on derivatives and $2.8 million income from cash grant.

Cash and cash equivalents were $33.6 million at September 30, 2024, compared to $30.0 million at December 31, 2023. At September 30, 2024, the company’s borrowing availability was $92.2 million including $27.2 million under the company’s operating line of credit and $65.0 million under its term loan facility, subject to certain conditions.

Financial Results for the Nine Months Ended September 30, 2024 Compared to 2023

●	Net sales were $728.9 million, compared to $949.3 million.

●	Net loss available to common stockholders was $18.2 million, or $0.25 per share, compared to $10.0 million, or $0.14 per share.

●	Adjusted EBITDA was negative $0.8 million, including $0.9 million in realized gains on derivatives and $5.4 million in costs related to the biennial outage in the second quarter, compared to positive $17.2 million, including $4.0 million in realized gains on derivatives and the aforementioned $2.8 million USDA cash grant.

Third Quarter 2024 Results Conference Call

Management will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on Wednesday, November 6, 2024, and will deliver prepared remarks via webcast followed by a question-and-answer session.

The webcast for the conference call can be accessed from Alto Ingredients’ website at www.altoingredients.com. Alternatively, to receive a number and unique PIN by email, register here. To dial directly up to twenty minutes prior to the scheduled call time, please dial (833) 630-0017 domestically and (412) 317-1806 internationally. The webcast will be archived for replay on the Alto Ingredients website for one year. In addition, a telephonic replay will be available at 8:00 p.m. Eastern Time on Wednesday, November 6, 2024, through 8:00 p.m. Eastern Time on Wednesday, November 13, 2024. To access the replay, please dial (877) 344-7529. International callers should dial 00-1 412-317-0088. The pass code will be 8828903.

Use of Non-GAAP Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles (“GAAP”) are useful measures of operations. The company defines Adjusted EBITDA as unaudited consolidated net income (loss) before interest expense, interest income, provision for income taxes, asset impairments, unrealized derivative gains and losses, acquisition-related expense and depreciation and amortization expense. A table is provided at the end of this release that provides a reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss). Management provides this non-GAAP measure so that investors will have the same financial information that management uses, which may assist investors in properly assessing the company’s performance on a period-over-period basis. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of the company’s results as reported under GAAP.

About Alto Ingredients, Inc.

Alto Ingredients, Inc. (NASDAQ: ALTO) produces and distributes specialty alcohols, essential ingredients and renewable fuels. Leveraging the unique qualities of its facilities, the company serves customers in a wide range of consumer and commercial products in the Health, Home & Beauty; Food & Beverage; Industry & Agriculture; Essential Ingredients; and Renewable Fuels markets. For more information, please visit www.altoingredients.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements and information contained in this communication that refer to or include Alto Ingredients’ estimated or anticipated future results or other non-historical expressions of fact are forward-looking statements that reflect Alto Ingredients’ current perspective of existing trends and information as of the date of the communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements concerning Alto Ingredients’ projected outlook and future performance; Alto Ingredients’ repair and maintenance programs, plant improvements and other capital projects, including its carbon capture and storage (CCS) project, and their financing, costs, timing and effects; and Alto Ingredients’ other plans, objectives, expectations and intentions. It is important to note that Alto Ingredients’ plans, objectives, expectations and intentions are not predictions of actual performance. Actual results may differ materially from Alto Ingredients’ current expectations depending upon a number of factors affecting Alto Ingredients’ business and plans. These factors include, among others adverse economic and market conditions, including for specialty alcohols, renewable fuels and essential ingredients; export conditions and international demand for the company’s products; fluctuations in the price of and demand for oil and gasoline; raw material costs, including production input costs, such as corn and natural gas; adverse impacts of inflation and supply chain constraints; and the cost, ability to fund, timing and effects of, including the financial and other results deriving from, Alto Ingredients’ repair and maintenance programs, plant improvements and other capital projects, including CCS, and other business initiatives and strategies. These factors also include, among others, the inherent uncertainty associated with financial and other projections and large-scale capital projects, including CCS; the anticipated size of the markets and continued demand for Alto Ingredients’ products; the impact of competitive products and pricing; the risks and uncertainties normally incident to the alcohol production, marketing and distribution industries; changes in generally accepted accounting principles; successful compliance with governmental regulations applicable to Alto Ingredients’ facilities, products and/or businesses; changes in laws, regulations and governmental policies, including with respect to the Inflation Reduction Act’s tax and other benefits Alto Ingredients expects to derive from CCS; the loss of key senior management or staff; and other events, factors and risks previously and from time to time disclosed in Alto Ingredients’ filings with the Securities and Exchange Commission including, specifically, those factors set forth in the “Risk Factors” section contained in Alto Ingredients’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2024.

Company IR and Media Contact:

Michael Kramer, Alto Ingredients, Inc., 916-403-2755, Investorrelations@altoingredients.com

IR Agency Contact:

Kirsten Chapman, LHA Investor Relations, 415-433-3777, Investorrelations@altoingredients.com

ALTO INGREDIENTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Net sales	$251,814	$318,127	$728,911	$949,315
Cost of goods sold	245,854	313,966	717,798	931,137
Gross profit	5,960	4,161	11,113	18,178
Selling, general and administrative expenses	(7,510)	(8,488)	(24,403)	(24,281)
Gain on sale of assets	830	—	830	—
Asset impairments	—	—	—	(574)
Loss from operations	(720)	(4,327)	(12,460)	(6,677)
Interest expense, net	(1,867)	(2,000)	(5,170)	(5,299)
Income from cash grant	—	2,812	—	2,812
Other income, net	146	26	358	104
Loss before provision for income taxes	(2,441)	(3,489)	(17,272)	(9,060)
Provision for income taxes	—	—	—	—
Net loss	$(2,441)	$(3,489)	$(17,272)	$(9,060)
Preferred stock dividends	$(319)	$(319)	$(950)	$(946)
Net loss available to common stockholders	$(2,760)	$(3,808)	$(18,222)	$(10,006)
Net loss per share, basic and diluted	$(0.04)	$(0.05)	$(0.25)	$(0.14)
Weighted-average shares outstanding, basic and diluted	73,835	73,191	73,364	73,464

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value)

ASSETS	September 30, 2024	December 31, 2023
Current Assets:
Cash and cash equivalents	$33,591	$30,014
Restricted cash	4,903	15,466
Accounts receivable, net	52,038	58,729
Inventories	48,014	52,611
Derivative instruments	36	2,412
Other current assets	6,568	9,538
Total current assets	145,150	168,770
Property and equipment, net	238,892	248,748
Other Assets:
Right of use operating lease assets, net	19,283	22,597
Intangible assets, net	8,057	8,498
Other assets	6,029	5,628
Total other assets	33,369	36,723
Total Assets	$417,411	$454,241

ALTO INGREDIENTS, INC.
CONSOLIDATED BALANCE SHEETS (CONTINUED)
(unaudited, in thousands, except par value)

	September 30, 2024	December 31, 2023
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$17,205	$20,752
Accrued liabilities	14,255	20,205
Current portion – operating leases	4,440	4,333
Derivative instruments	3,394	13,849
Other current liabilities	5,808	6,149
Total current liabilities	45,102	65,288

Long-term debt, net	83,342	82,097
Operating leases, net of current portion	15,740	19,029
Other liabilities	9,302	8,270
Total Liabilities	153,486	174,684

Stockholders’ Equity:
Preferred stock, $0.001 par value; 10,000 shares authorized; Series A: no shares issued and outstanding as of September 30, 2024 and December 31, 2023 Series B: 927 shares issued and outstanding as of September 30, 2024 and December 31, 2023	1	1
Common stock, $0.001 par value; 300,000 shares authorized; 76,625 and 75,703 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	77	76
Non-voting common stock, $0.001 par value; 3,553 shares authorized; 1 share issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Additional paid-in capital	1,043,501	1,040,912
Accumulated other comprehensive income	2,481	2,481
Accumulated deficit	(782,135)	(763,913)
Total Stockholders’ Equity	263,925	279,557
Total Liabilities and Stockholders’ Equity	$417,411	$454,241

Reconciliation of Adjusted EBITDA to Net Loss

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands) (unaudited)	2024	2023	2024	2023
Net loss	$(2,441)	$(3,489)	$(17,272)	$(9,060)
Adjustments:
Interest expense, net	1,867	2,000	5,170	5,299
Interest income	(194)	(179)	(519)	(590)
Unrealized derivative (gains) losses	6,199	8,917	(8,079)	1,517
Acquisition-related expense	675	700	2,025	2,100
Asset impairments	—	—	—	574
Depreciation and amortization expense	6,058	5,647	17,860	17,382
Total adjustments	14,605	17,085	16,457	26,282
Adjusted EBITDA	$12,164	$13,596	$(815)	$17,222

Sales and Operating Metrics (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Alcohol Sales (gallons in millions)
Pekin Campus renewable fuel gallons sold	31.1	34.4	93.6	104.4
Western production renewable fuel gallons sold	18.0	22.2	38.2	46.6
Third party renewable fuel gallons sold	25.2	21.9	89.3	82.4
Total renewable fuel gallons sold	74.3	78.5	221.1	233.4
Specialty alcohol gallons sold	22.5	18.6	69.8	56.6
Total gallons sold	96.8	97.1	290.9	290.0

Sales Price per Gallon
Pekin Campus	$2.02	$2.48	$1.96	$2.46
Western production	$2.02	$2.57	$1.94	$2.63
Marketing and distribution	$2.17	$2.69	$2.01	$2.62
Total	$2.06	$2.56	$1.97	$2.53

Alcohol Production (gallons in millions)
Pekin Campus	53.4	51.8	157.0	158.1
Western production	19.2	22.5	37.5	47.3
Total	72.6	74.3	194.5	205.4

Corn Cost per Bushel
Pekin Campus	$4.40	$6.29	$4.55	$6.72
Western production	$5.52	$7.37	$5.69	$7.91
Total	$4.68	$6.60	$4.76	$6.98

Sales and Operating Metrics (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Average Market Metrics
PLATTS Ethanol price per gallon	$1.81	$2.29	$1.72	$2.32
CME Corn cost per bushel	$3.92	$4.98	$4.23	$5.94
Board corn crush per gallons (1)	$0.41	$0.51	$0.21	$0.20

Essential Ingredients Sold (thousand tons)
Pekin Campus:
Distillers grains	83.7	85.3	251.1	252.5
CO2	53.5	48.9	135.9	139.0
Corn wet feed	30.0	28.3	80.4	70.0
Corn dry feed	26.5	22.1	65.2	67.3
Corn oil and germ	18.8	17.8	54.1	55.6
Syrup and other	8.0	9.2	28.6	28.5
Corn meal	9.8	8.2	26.1	27.8
Yeast	6.3	6.4	17.8	19.7
Total Pekin Campus essential ingredients sold	236.6	226.2	659.2	660.4

Western production:
Distillers grains	116.6	144.6	250.2	307.7
CO2	14.7	14.9	43.1	41.7
Syrup and other	21.4	35.2	37.6	71.6
Corn oil	2.1	2.3	4.5	5.2
Total Western production essential ingredients sold	154.8	197.0	335.4	426.2

Total Essential Ingredients Sold	391.4	423.2	994.6	1,086.6

Essential ingredients return % (2)
Pekin Campus return	49.0%	44.8%	49.7%	44.1%
Western production return	28.6%	31.3%	33.0%	32.3%
Consolidated total return	42.8%	40.4%	46.0%	41.2%

(1)	Assumes corn conversion of 2.80 gallons of alcohol per bushel of corn.
(2)	Essential ingredients revenues as a percentage of total corn costs consumed.

Segment Financials (unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net Sales
Pekin Campus, recorded as gross:
Alcohol sales	$106,459	$128,554	$315,494	$388,629
Essential ingredient sales	41,217	51,634	127,297	169,220
Intersegment sales	321	363	927	1,120
Total Pekin Campus sales	147,997	180,551	443,718	558,969
Marketing and distribution:
Alcohol sales, gross	$54,531	$58,805	$179,118	$215,741
Alcohol sales, net	71	74	169	292
Intersegment sales	2,862	3,392	8,002	8,734
Total marketing and distribution sales	57,464	62,271	187,289	224,767

Western production, recorded as gross:
Alcohol sales	$36,395	$57,159	$74,084	$122,477
Essential ingredient sales	10,408	17,841	24,184	40,614
Intersegment sales	8	37	(122)	99
Total Western production sales	46,811	75,037	98,146	163,190

Corporate and other	2,733	4,060	8,565	12,342
Intersegment eliminations	(3,191)	(3,792)	(8,807)	(9,953)
Net sales as reported	$251,814	$318,127	$728,911	$949,315

Cost of goods sold:
Pekin Campus	$141,823	$179,995	$423,135	$546,591
Marketing and distribution	53,553	58,051	176,676	212,923
Western production	49,079	73,584	112,762	165,401
Corporate and other	2,952	3,538	8,690	9,322
Intersegment eliminations	(1,553)	(1,202)	(3,465)	(3,100)
Cost of goods sold as reported	$245,854	$313,966	$717,798	$931,137

Gross profit (loss):
Pekin Campus	$6,174	$556	$20,583	$12,378
Marketing and distribution	3,911	4,220	10,613	11,844
Western production	(2,268)	1,453	(14,616)	(2,211)
Corporate and other	(219)	522	(125)	3,020
Intersegment eliminations	(1,638)	(2,590)	(5,342)	(6,853)
Gross profit (loss) as reported	$5,960	$4,161	$11,113	$18,178

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